Telaxis Communications and Young Design
Complete Strategic Combination
April 1, 2003
Page 1 of 2





For Further Information Contact:
--------------------------------
David L. Renauld
Vice President, Corporate Affairs
(413) 665-8551

FOR IMMEDIATE RELEASE
---------------------
April 1, 2003

                     TELAXIS COMMUNICATIONS AND YOUNG DESIGN
                         COMPLETE STRATEGIC COMBINATION

     FALLS CHURCH, VA, April 1, 2003 - Telaxis Communications Corporation (OTCBB:TLXS), a developer of wireless fiber optic and Ethernet connectivity products, and Young Design, Inc. (YDI), a privately-held leading manufacturer of broadband solutions for Wireless Internet Service Providers (WISPs), common carriers and mobile carriers, today announced that they have completed their previously-announced strategic combination.

     As part of the closing, Telaxis has issued 37,499,999 shares of its common stock to the two former stockholders of YDI. As a result, Telaxis now has 54,208,312 shares of its common stock outstanding and YDI is a wholly-owned subsidiary of Telaxis.

     In connection with this transaction, Telaxis common stock is now quoted for trading on the Over-The-Counter Bulletin Board under Telaxis' current ticker symbol "TLXS." Telaxis anticipates changing that ticker symbol in connection with the contemplated change of its corporate name to "YDI Wireless, Inc." Telaxis intends to propose this name change to its stockholders at its 2003 annual stockholders meeting, which is expected to be held in June 2003.

     YDI board designees Robert Fitzgerald (currently a director and Chief Executive Officer of YDI), Michael Young (currently a director and President and Chief Technical Officer of YDI), and Gordon Poole (currently a director and Vice President, Sales West of YDI) have joined Carol Armitage, Ralph Goldwasser, and John Youngblood on the Telaxis Board of Directors. YDI's fourth designee to the Board of Directors is expected to be elected shortly.

     Robert Fitzgerald will serve as President and Chief Executive Officer of the combined entity. Michael Young will serve as the Chief Technical Officer of the combined company. Pat Milton, currently the Chief Financial Officer at YDI, will become Chief Financial Officer for the combined company. A recent change in the management of the combined company is that David Renauld, current Vice President, Legal and Corporate Affairs, of Telaxis is expected to remain with the combined company with his current responsibilities of general counsel and investor relations. Ken Wood, current Vice President, Engineering of Telaxis, will continue in that role for the combined company.

About Telaxis Communications
----------------------------
Telaxis is developing its FiberLeap(TM) product family to enable direct fiber optic connection to wireless access units and to transparently transmit fiber optic signals over a wireless link without the use of conventional modems. Taking advantage of Telaxis' high-frequency millimeter-wave expertise, the FiberLeap(TM) product family is being developed to use the large amounts of

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unallocated spectrum above 40 GHz to provide data rates of OC-3 (155 Mbps),
OC-12 (622 Mbps), and Gigabit Ethernet. Telaxis has recently demonstrated its initial EtherLeap(TM) product, an 802.11-based Ethernet Local Area Network (LAN) radio operating at millimeter-wave frequencies. For more information about Telaxis, please visit its website at www.tlxs.com or contact the company by telephone at 413-665-8551 or by email at IR@tlxs.com.

About Young Design
------------------
Young Design, Inc. is a world leader in providing extended range products for license free wireless data delivery systems. YDI manufactures products that extend the range of IEEE 802.11 wireless local area network (WLAN) systems as well as a broad family of high capacity point-to-point wireless backhaul products. In addition, YDI is a leading designer of turnkey extended range wireless systems for large-scale deployments and supplies wireless data equipment to over 1,000 wireless Internet service providers (ISPs) worldwide. YDI is headquartered at 8000 Lee Highway, Falls Church, Virginia and can be contacted at www.ydi.com or by contacting Robert Fitzgerald at (703) 205-0600 or at rf@ydi.com.

Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts, including statements regarding the business outlook or expected performance or developments of the combined company, are forward-looking statements that involve risks, uncertainties, and assumptions. The actual results of the combined company may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including, without limitation, risks relating to the ability of the companies to integrate in a cost-effective, timely manner without material loss of employees or customers; the risk that the expected synergies and other benefits of the combination will not be realized at all or to the extent expected; the risk that cost savings from the combination may not be fully realized or may take longer to realize than expected; reactions, either positive or negative, of investors, competitors, customers, suppliers, employees, and others to the combination; the time and costs required to complete the contemplated transaction and then integrate the companies; management and board interest in and distraction due to this transaction; the need for timely admission for trading and continued listing on the Over-The-Counter Bulletin Board; costs and delays in implementing common systems and procedures, including financial accounting systems; risks associated with YDI's lack of experience operating as a public company, including the process of periodic financial reporting; risks associated with YDI's need to adopt and implement in a short period of time a substantial number of additional accounting controls, procedures, policies, and systems to facilitate timely and accurate periodic financial reporting; the expected need for the combined company to hire additional accounting staff, including individuals familiar with periodic financial reporting; the fact that the issuance of a very large number of shares of common stock may cause a substantial decline in the market price of the common stock; the possible need or desire for a reverse split of Telaxis' common stock; a severe worldwide slowdown in the telecommunications equipment market; the uncertainty in the larger economy; working capital constraints; fluctuations in customer demand and commitments; difficulties in predicting the combined company's future financial performance; introduction of new products; commercial acceptance and viability of new products; difficulties in developing and supplying products with the desired features and price in a timely and cost-effective manner; cancellations of orders without penalties; competitive products and pricing; reliance upon subcontractors; difficulty in obtaining satisfactory performance from third-party suppliers and manufacturers; the ability of customers to finance their purchases of the combined company's products; the timing of new technology and product introductions; the risk of early obsolescence; difficulties inherent in entering new markets and in developing new products; Telaxis' difficulties in obtaining customers; lack of market demand for Telaxis' products; Telaxis' stockholder litigation; difficulties in attracting and retaining personnel; inability to protect proprietary technology; possible intellectual property infringement, warranty and other claims; and difficulties in obtaining any necessary governmental permits, waivers, or approvals. Further information on these and other factors that could affect the actual results of the combined company is included in filings made from time to time with the Securities and Exchange Commission, including on Form 10-K and Form 10-Q, and in the other public statements made by the combined company, including press releases.

EtherLeap, FiberLeap, Telaxis Communications, and its logos are trademarks of Telaxis Communications.